UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GATEWAY FINANCIAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

GATEWAY FINANCIAL HOLDINGS, INC.

(Name of Person(s) Filing Proxy Statement)

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GATEWAY FINANCIAL HOLDINGS, INC.

1145 North Road Street
Elizabeth City, North Carolina 27909
Telephone: (252) 334-1511

Notice of Annual Meeting of Shareholders
Monday, May 17, 2004

To the Shareholders:

     The 2004 Annual Meeting of the Shareholders of Gateway Financial Holdings, Inc. (the “Company”) will be held:

•	Monday, May 17, 2004
•	2:00 p.m. (local time)
•	Founders Inn 5641 Indian River Road Virginia Beach, Virginia

or at any adjournments thereof, for the following purposes:

•	To elect four directors to serve three-year terms until the Annual Meeting in 2007, or until their successors are elected and qualified.

•	To transact such other businesses as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on March 10, 2004, are entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. The Company’s stock transfer books will not be closed.

     Please complete, date and sign the enclosed proxy and return it promptly in the enclosed pre-paid envelope. As many shares as possible should be represented at the meeting, and so even if you expect to attend the meeting, please return the enclosed proxy. By doing so, you will not give up the right to vote at the meeting. If you return the proxy and also attend, notify the Secretary when you arrive at the meeting that you wish to vote in person, and the Company will disregard the proxy you return. (For more details, see the attached Proxy Statement.)

By order of the Board of Directors,

D. Ben Berry Chairman, President and Chief Executive Officer

April 2, 2004

GATEWAY FINANCIAL HOLDINGS, INC.

1145 North Road Street
Elizabeth City, NC 27909
Telephone: (252) 334-1511

Proxy Statement

ANNUAL MEETING

     The Board of Directors (the “Board”) of Gateway Financial Holdings, Inc. (the “Company”), hereby solicits your appointment of proxy, in the form enclosed with this statement, for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held:

•	Monday, May 17, 2004
•	2:00 p.m. (local time)
•	Founders Inn 5641 Indian River Road Virginia Beach, Virginia

or at any adjournment thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. The Board has fixed the close of business on March 10, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. Included with these proxy materials is the 2003 Annual Report to Shareholders.

VOTING OF APPOINTMENTS OF PROXY

     Shares can be voted at the meeting only if the shareholder is represented by proxy or present in person. The persons named as proxies in the enclosed appointment of proxy, who are referred to herein as the Proxy Committee, are David R. Twiddy and Mark A. Holmes (the “Proxies”), whom the Board has designated as management Proxies. When appointments of proxy in the enclosed form are returned, properly executed and in time for the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions indicated thereon. If no directions are given, the appointment of proxy will be voted FOR the four nominees for director in Proposal 1 described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the Proxies will have the discretion to vote for a substitute nominee. On some other matters that properly come before the meeting, the Proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment. These matters include approval of the minutes of the 2003 annual meeting of the Company, matters incidental to the conduct of the Annual Meeting, and other proper business and matters for which the Company received notice by February 9, 2004.

REVOCATION OF APPOINTMENT OF PROXY

     If you give an appointment of proxy in the accompanying form, you may revoke that appointment at any time before the actual voting. To revoke the proxy, notify the Company’s Secretary in writing, or execute another appointment of proxy bearing a later date and file it with the Secretary. The address for the Secretary is:

Wendy W. Small, Secretary
Gateway Financial Holdings, Inc.
1145 North Road Street
Elizabeth City, North Carolina 27909

     If you return the appointment of proxy, you may still attend the meeting and vote in person. When you arrive at the meeting, first notify the Secretary of your desire to vote in person. You will then be given a ballot to vote in person, and your appointment of proxy will be disregarded.

     If you attend the meeting in person, you may vote your shares without returning the enclosed appointment of proxy. However, if your plans change and you are not able to attend, your shares will not be voted. Even if you plan to attend the meeting, the best way to ensure that your shares will be voted is to return the enclosed appointment of proxy and, when you get to the meeting, notify the Secretary that you wish to vote in person.

EXPENSES OF SOLICITATION

     In addition to solicitation by mail, the Company’s directors, officers and regular employees may solicit appointments of proxy in person or by telephone. The Company will bear the cost of solicitation. Brokerage houses, nominees, custodians, and fiduciaries are requested to forward these proxy-soliciting materials to the beneficial owners of the Company’s stock held of record by such persons, and the Company will reimburse their reasonable expenses in this regard. The Company anticipates mailing this Proxy Statement on or about April 2, 2004.

DESCRIPTION OF THE VOTING SECURITIES

     At the close of business on the voting record date, March 10, 2004, there were 3,199,130 shares of the Company’s common stock (sometimes referred to herein as the “Shares”) issued and outstanding and entitled to vote at the Annual Meeting. The Company is authorized to issue ten million shares of common stock and one million shares of preferred stock. The voting rights of the preferred stock are to be set by the Board at the time such stock is issued. No preferred stock is issued or outstanding. As of the voting record date, there were approximately 2,100 holders of record of the Company’s common stock.

HOW VOTES WILL BE COUNTED

     Each Share is entitled to one vote for each matter submitted for a vote, and, in the election of directors, for each director to be elected. Proxies will be tabulated by one or more inspectors of election designated by the Board.

     Proposal 1 — Election of directors. In the election of directors under Proposal 1, the four nominees receiving the highest number of votes will be elected. Shares not voted (including abstentions and broker non-votes) will have no effect. Shareholders are not authorized to cumulate their votes for directors.

QUORUM

     The Company’s Bylaws provide that the holders of a majority of the Company’s outstanding Shares, represented in person or by proxy, shall constitute a quorum at the Annual Meeting, and that if there is no quorum present at the opening of the meeting, the Annual Meeting may be adjourned from time to time by the vote of a majority of the Shares voting on the motion to adjourn. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

     To the Company’s knowledge, as of the voting record date, no shareholder owned more than five percent of the Shares other than Jerry T. Womack, a director of the Company. The following table sets forth certain information as to this shareholder:

Name and address of	Shares Currently	Percent of Shares
Shareholder	Beneficially Owned	Beneficially Owned(1)

Jerry T. Womack	252,191	7.8%
1190 Harmony Road
Norfolk, Virginia 23502

(1)	The ownership percentage reflected above is calculated based on the total of 3,167,542 Shares issued and outstanding at December 31, 2003, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2003 upon the exercise of stock options held by the individual, plus the number of warrants that were exercisable as of December 31, 2003.

     The following table shows, as of December 31, 2003, the number of Shares beneficially owned by each director and by all directors and principal officers of the Company as a group:

	Shares	Warrants	Percent of
	currently	currently	Shares
Beneficial owner	Owned (1)	owned (2)	owned (3)

D. Ben Berry (director, Chairman, President & CEO)	109,785	800	3.4%
William Brumsey, III (director)	82,637	5,000	2.6%
Jimmie Dixon, Jr. (director)	58,553	- 0 -	1.8%
James H. Ferebee, Jr. (director)	77,180	10,810	2.4%
Mark A. Holmes (Senior Executive VP)	56,301	- 0 -	1.8%
Robert Willard Luther, III (director)	66,749	- 0 -	2.1%
Frances Morrisette Norrell (director)	40,054	2,500	1.3%
W.C. “Bill” Owens, Jr. (director)	79,724	9,700	2.5%
Ollin B. Sykes (director)	26,769	- 0 -	*
David R. Twiddy (Senior Executive VP)	45,726	- 0 -	1.4%
Russell E. Twiford (director)	127,366	10,800	4.0%
Richard W. Whiting (director)	36,313	1,000	1.1%
Frank T. Williams (director)	92,224	5,000	2.9%
Jerry T. Womack (director)	252,191	50,000	7.8%
Directors and principal officers as a group (14 persons)	1,151,572	95,610	31.2%

See notes on the following page.

NOTES:

*	Owns less than one percent of the outstanding common stock.

(1)	For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 31, 2003, upon the exercise of stock options held by the named individual: Berry – 94,047; Brumsey – 26,545; Dixon – 26,545; Ferebee – 26,545; Holmes – 42,042; Luther – 26,545; Norrell – 26,545; Owens – 26,545; Twiddy – 15,406; Twiford – 26,545; Whiting – 32,848; Williams – 26,545; Womack – 16,046; directors and principal officers as a group – 412,749. For each director or principal officer listed above, this column includes the following number of shares of common stock capable of being issued within 60 days of December 31, 2003, upon the exercise of warrants held by the named individual: Berry – 924; Brumsey – 5,775; Ferebee – 12,485; Norrell – 2,887; Owens – 11,203; Twiford – 12,474; Whiting – 1,155; Williams – 5,775;
Womack – 57,750; directors and principal officers as a group – 110,428. To the Company’s knowledge, each person has sole voting and investment power over the securities shown as beneficially owned by such person, except for the following Shares which the individual indicates that he or she shares voting and/or investment power: Berry – 231; Brumsey – 6,005; Dixon – 6,930; Ferebee – 28,330; Holmes – 2,310; Luther – 38,110; Norrell – 1,790; Owens – 24,748 and 7,200 warrants; Twiford – 114,703; Whiting – 2,079; Womack – 115,493; officers and principal directors as a group – 264,445.

(2)	This column indicates the number of warrants held by the named individual at December 31, 2003. As adjusted for the 10% stock dividend paid in 2002 and the 5% stock dividend paid in 2003, each warrant is convertible into 1.155 shares of common stock.

(3)	The ownership percentage of each individual is calculated based on the total of 3,167,542 Shares issued and outstanding as of December 31, 2003, plus the number of shares of common stock that can be issued to that individual within 60 days of December 31, 2003 upon the exercise of stock options held by the individual, and the number of warrants that were exercisable as of December 31, 2003. The ownership percentage of the group is based on the Shares outstanding plus the number of shares of common stock that can be issued to the entire group within 60 days of December 31, 2003 upon the exercise of all stock options held by the group, and the number of warrants that were exercisable as of December 31, 2003.

PROPOSAL 1: ELECTION OF DIRECTORS

     Board size and membership: Under the Company’s Charter and Bylaws, the number of directors shall be such number as the Board determines from time to time prior to each Annual Meeting of Shareholders at which directors are to be elected. That number cannot be less than six nor more than fourteen. The Company’s Charter and Bylaws also provide that the Board shall be divided into three classes, each containing as nearly equal a number of directors as possible, each elected to staggered three-year terms. The Board, by resolution, has set the number of directors for 2004 at twelve. Other than D. Ben Berry, the Company’s Chairman, President and Chief Executive Officer, all of the members of the Board satisfy the independence requirements stated in the rules of The Nasdaq Stock Market, Inc.

     Directors to be elected at this Annual Meeting. At this Annual Meeting, four directors will be elected to three-year terms, expiring at the Annual Meeting of Shareholders in 2007 or until their successors are elected and qualified. These are the Class II directors.

     Voting procedure. Unless you give instructions to the contrary, the Proxies will vote for the election of the four nominees listed below by casting the number of votes for each nominee designated by the shareholder proxies. If, at or before the meeting time, any of these nominees should become unavailable for any reason, the Proxies have the discretion to vote for a substitute nominee. Management currently has no reason to anticipate that any of the nominees will become unavailable.

     Votes needed to elect. The four nominees receiving the highest number of votes will be elected.

     Board nominations. The Board has nominated the four incumbent Class II Board members for re-election. Other than Ollin B. Sykes, who was appointed to the Board in January 2003, these nominees have served as directors of Gateway Bank & Trust Co. (the “Bank”) (the predecessor to the Company and its sole subsidiary) since the Bank’s incorporation on November 24, 1998.

     Nominees. The following are the names of the nominees for election to the four Board seats, their ages at December 31, 2003, and their principal occupations during the past five years.

Name and age	Principal occupation over the last five years

Listed below are the four persons who are nominees for Class II directors for three-year terms expiring in 2007

William Brumsey, III, 62	Attorney-at-Law, Currituck, N.C.

James H. Ferebee, Jr., 60	President, Ferebee & Sons, Inc. (farming), Partner, Ferebee IV Partnership (farm management and sales); President, Lake Phelps Grain, Inc. (grain elevator); all of Shawboro, N.C.

Frances Morrisette Norrell, 43	General Partner, LFM Properties (real estate development); Elizabeth City, N.C.

Ollin B. Sykes, 52	CPA and Partner, Sykes & Co., P.A. (independent certified public accountants), Edenton, N.C.

     The Board of Directors recommends that the shareholders vote for the election of each of the nominees for director listed above. The four nominees receiving the highest number of votes will be elected.

MANAGEMENT OF THE COMPANY

Directors

     The following table shows the names, ages at December 31, 2003, and principal occupations during the past five years of the Company’s Class I and Class III Directors. Other than Jerry T. Womack, who was appointed to the Board in September 2000, each such person has served as a director of the Company since the Bank’s incorporation on November 24, 1998.

Name and age	Principal occupation over the last five years

Listed below are the four persons elected at the 2003 Annual Meeting of Shareholders as Class I directors for three-year terms expiring in 2006:

Robert Willard Luther, III, 38	Owner and Manager, Luther’s, Inc., d/b/a Luther Greenhouses; Owner and Manager, Luther Transportation, Inc.; both of Elizabeth City, N.C.

W.C. “Bill” Owens, Jr., 56	President and Manager, W.W. Owens & Sons Moving and Storage, Inc.; President, Albermarle Mini Warehouses, Inc.; Partner, Owens & Robertson (real estate and property rental); General Partner, Owens & Small (real estate development); Vice President, Consolidated Development Corporation (real estate development and property rental); Owner, Owens & Owens (property rental); President, Taylor Mueller Realty (real estate sales); all of Elizabeth City, N.C.

Frank T. Williams, 68	President and Chief Executive Officer, Frank T. Williams Farms, Inc., Virginia Beach, Virginia, and affiliated companies, including: Frank T. Williams & Sons (farming and real estate development), Virginia Beach, Virginia; Currituck Grain, Inc. (grain elevator and feed mill), Moyock, N.C.; Chesapeake Grain, Inc. (grain elevator and fertilizer manufacturing), Chesapeake, Virginia; Frank T. Williams Farms, Inc. (livestock and trucking), Moyock, N.C.; Creeds & Associates, Inc. (real estate), Virginia Beach, Virginia; Moyock Farms & Associates, Inc. (farming and real estate), Virginia Beach, Virginia; Grain Depot, Inc. (bonded public grain warehouse), Chesapeake, Virginia; Pungo Ferry Landing, Inc. (real estate) Virginia Beach, Virginia, W. W. Realty Associates, LLC, Virginia Beach, Virginia; Sawyer Farm, Inc. (real estate), Virginia Beach, Virginia.

Jerry T. Womack, 64	President and Chief Executive Officer, Suburban Grading & Utilities, Inc., Norfolk, Virginia.

Listed below are the names of the four persons elected at the 2002 Annual Meeting of Shareholders as Class III directors for three-year terms expiring in 2005.

D. Ben Berry, 49	Chairman, President and Chief Executive Officer, Gateway Financial Holdings, since October 2001; President and Chief Executive Officer, Gateway Bank & Trust Co., Elizabeth City, NC.

Jimmie Dixon, Jr., 67	Chairman of the Board, City Beverage Co., Inc. (beer distributorship), Elizabeth City, N.C.

Russell E. Twiford, 78	Retired attorney (The Twiford Law Firm), Elizabeth City, N.C.

Richard W. Whiting, 77	Retired (former Managing Director, Merrill Lynch Capital Markets), Edenton, NC.

Director Relationships

     Board Relationships. No director or principal officer is related to another director or principal officer.

     Other Directorships. No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Involvement in Certain Legal Proceedings

     On June 27, 2003, World Theater, Inc., a North Carolina corporation for which Director Ollin B. Sykes, a nominee for election at this Annual Meeting, served as a director, filed a bankruptcy petition in U.S. Bankruptcy Court for the Southern District of New York.

Board Attendance and Fees

     During 2003, the Board held 16 meetings. All directors attended at least seventy-five percent of all Board and committee meetings.

     During 2003, the Board held regular meetings every other month and attendance fees were $1,000 per meeting. Non-employee directors received $100 for each committee meeting attended. During 2004, Director fees will consist of a $600 per month retainer ($1,200 per month for the Chairman of the Executive Committee) and $100 per Board and committee meeting attended.

Committees of the Board of Directors

     The Board has established the standing committees described below.

•	Executive Committee. The Executive Committee, between Board meetings and subject to such limitations as may be required by law or imposed by Board resolution, may exercise all of the Board’s authority. The Executive Committee held six meetings during 2003. The Executive Committee presently consists of Directors Berry, Brumsey, Burns, Dixon, Norrell, Whiting (chair), and Womack.

•	Audit Committee. As outlined in the Audit Committee Charter, the Audit Committee is responsible for insuring that the Board receives objective information regarding Company policies, procedures and activities with respect to auditing, accounting, internal accounting controls, financial reporting, and such other Company activities as the Board may direct. The Audit Committee held four meetings during 2003. Please refer to the audit committee report below. All of the members of the Audit Committee satisfy the audit committee independence requirements stated in the rules of The Nasdaq Stock Market, Inc. Members of the Audit Committee are Director Sykes (chair), Luther, and Norrell. Director Sykes has been appointed as the audit committee financial expert. His qualifications to serve as the audit committee financial expert are listed under the description of the Class II Nominee above.

•	Compensation/Personnel/Nominating Committee. The Compensation/Personnel/Nominating Committee performs the dual roles of: (i) identifying individuals qualified to become Board members; and (ii) determining the compensation of the executive officers of the Company and providing oversight to the employee benefit plans for the Company. The Committee’s nominating committee functions include, among other things, identifying the names of persons to be considered for nomination and election by the Company’s shareholders and, as necessary, recommending to the Board the names of persons to be appointed to the Board to fill vacancies as they occur between annual shareholder meetings. In identifying prospects for the Board, the Committee will consider individuals recommended by shareholders. Names and resumes of nominees should be forwarded to the Corporate Secretary who will submit them to the Committee for consideration. See “Director Nominations” below. The Committee’s compensation committee functions include establishing the annual compensation, including salary, stock option plans, incentive compensation and other benefits, for senior management and providing oversight for the employee benefit plans for the other Company employees. The Committee held five meetings during 2003. Members of the Compensation/Personnel/Nominating Committee are Director Womack (chair), Brumsey, Norrell, Twiford, Whiting, and Williams.

•	Other standing committees. The Board has approved two additional standing committees to which certain responsibilities have been delegated. These are the Loan Committee and the Investment Committee.

Director Nominations

     The charter for the Compensation/Personnel/Nominating Committee is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. At such time as there is a need for nominations to the Board, the Company’s bylaws require that nominations for election to the Board shall be made by the Nominating Committee appointed by the Board. All members of the Board also serve on the bank subsidiary’s board of directors. The banking laws of the state of North Carolina require directors of a bank to own Shares having at least $1,000 in book value. The nomination of any person for election to the Board may also be made by a shareholder entitled to vote on such election if written notice of the nomination of such person is made in writing and delivered to one of the officers of the Company not less than seven days nor more than sixty days prior to any meeting of shareholders called for the election of directors. See “DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS — Nominations of directors” in this proxy statement for further details.

Shareholder Communications with Directors

     The Company encourages all shareholders who wish to communicate with any of the Directors to do so electronically by sending an email to the following address: directors@gatewaybankandtrust.com or by sending such inquiries by mail or telephone to the Company. The Company will forward all communications to the named Director or, if no particular Director is named, to the appropriate committee of the Board for consideration. It is the policy of the Board that all Directors attend shareholder meetings and take the opportunity to communicate with shareholders. All of the Directors attended the 2003 Annual Meeting except Directors Brumsey, Luther, and Owens.

Code of Ethics

     The Company has adopted a Code of Ethics for Senior Officers to resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all senior officers, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, and compliance with laws and regulations. The Code of Ethics is available on the Company’s corporate website located at http://www.gatewaybankandtrust.com. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our executive officers on that website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered to be a part of, this proxy statement.

Report of the Audit Committee

     In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for supervising the quality and integrity of the accounting, auditing and financial reporting practices of the Company. As required by the Charter, each Audit Committee member satisfies the independence and financial literacy requirements for serving on the audit committee, and at least one member has accounting or related financial management expertise, all as required by the rules of The Nasdaq Stock Market, Inc.

     In discharging its responsibility for the audit process, the Audit Committee obtained from the independent auditors a letter describing all relationships between the auditors and the Company that might bear on the auditors’ independence required by Independence Standards Board Standard No.1, “Independence Discussions with Audit Committees.” The Audit Committee also discussed with the auditors any relationships that might impact their objectivity and independence and satisfied itself as to the auditors’ independence.

     The Audit Committee discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks. The Chief Financial Officer and independent auditors were available to the Audit Committee to discus the interim financial information contained in each quarterly Form 10Q report prior to the filing of each such report.

     The Audit Committee discussed and reviewed with the independent auditors communications required by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the consolidated financial statements of the Company. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the fiscal year ended December 31, 2003 with management and the independent auditors. Management has the responsibility for the preparation of the Company’s consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and

Exchange Commission.

This report is submitted by the Audit Committee: Ollin B. Sykes (chair), Robert W. Luther III, and Frances M. Norrell.

Principal Officers

     Other than D. Ben Berry, Chairman, President and Chief Executive Officer of the Company, whose information appears above under the description of Class III Directors, the principal executive officers of the Company and their ages at December 31, 2003 are:

     David R. Twiddy, age 46, has served as a Senior Executive Vice President of the Bank since 2002. Prior to that, he served as President of the Bank’s subsidiaries, Gateway Insurance Services, Inc. and Gateway Investment Services, Inc. since January 2000. Prior to that, Mr. Twiddy was Vice-President of the predecessor insurance agencies for Gateway Insurance Services, Inc.

     Mark A. Holmes, age 47, has served as the Senior Executive Vice President, Treasurer and Chief Financial Officer for the Company since its formation and the Bank since the Bank’s incorporation in 1998. Prior to his employment by the Bank, Mr. Holmes was the Executive Vice President, Chief Executive Officer and Cashier for the Morris Plan Bank in Burlington, North Carolina.

Executive Compensation

     During 2003, the Company had no employees of its own and all employees were compensated by the Bank, the principal subsidiary of the Company.

     Cash Compensation. The cash and cash equivalent compensation paid by the Bank during the fiscal years ended December 31, 2003, 2002, and 2001 to each executive officer who earned in excess of $100,000 is as follows:

Summary Compensation Table

		Annual compensation			Long-term compensation

				Other annual		All other
Name and				compensation	Options/	compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	SARs(#)(2)	($)(3)

D. Ben Berry	2003	206,242	48,500	6,000	- 0 -	12,000
Chairman, President	2002	178,660	70,000	6,000	- 0 -	11,000
and CEO	2001	168,521	35,000	- 0 -	39,128	10,500

David R. Twiddy	2003	136,242	20,500	- 0 -	- 0 -	9,405
Senior Executive	2002	130,326	29,000	- 0 -	- 0 -	9,615
Vice President	2001	112,639	4,000	- 0 -	16,170	7,054

Mark A. Holmes	2003	131,242	16,000	- 0 -	- 0 -	8,835
Senior Executive	2002	121,579	29,000	- 0 -	- 0 -	9,035
Vice President	2001	106,163	12,500	- 0 -	16,170	7,104

(1)	Directors’ fees. The value of non-cash compensation paid to the officer during the fiscal years disclosed did not exceed 10% of the officer’s cash compensation.

(2)	Adjusted for stock dividends.

(3)	Consists entirely of the Bank’s contribution on behalf of the officer under the Bank’s salary deferral plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (“401(k) Plan”).

     Options granted. During 2003, none of the named executive officers were granted options to purchase shares of the common stock of the Company.

     Options Held. The following table contains information with respect to stock options to purchase shares of the common stock of the Company held by the named executive officers during 2003.

Aggregated Option Exercises in 2003 and December 31, 2003, Option Values

			Number of		Value of Unexercised
	Shares		Unexercised Options		In-the-Money Options
	Acquired on	Value	at December 31, 2003		at December 31, 2003(1)
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable		Exercisable/Unexercisable

D. Ben Berry	-0-	-0-	97,137	19,118	$321,238	$83,056
David R. Twiddy	-0-	-0-	15,406	7,894	$68,123	$34,292
Mark A. Holmes	-0-	-0-	42,042	8,778	$142,883	$38,429

(1)	Value represents the difference between the fair market value ($12.04) and the exercise price for the unexercised options at December 31, 2003.

Employment Agreements

     Terms of the agreements. The Bank is a party to employment contracts (the “Agreements”) with D. Ben Berry, Chariman, President and Chief Executive Officer of the Company and the Bank, and David R. Twiddy and Mark A. Holmes, Senior Executive Vice Presidents of the Company and the Bank. With respect to Messrs. Berry and Holmes, their Agreements became effective December 1, 1998 for a term of three years. Mr. Twiddy’s Agreement became effective January 3, 2002 for a term of three years. On each anniversary of the effective date of the Agreements, the term of the each Agreement is automatically extended for an additional one year period beyond the then effective expiration date unless written notice from the Company or the officer is received 90 days prior to the anniversary date advising the other that the Agreement shall not be further extended. No such notice has been given by either such party. In addition, the officers have the option to terminate the Agreements upon sixty days’ written notice to the Bank.

     Under the Agreements, each officer receives an annual cash salary, with annual adjustments and discretionary bonuses as determined by the Compensation Committee. Mr. Berry’s compensation at January 1, 2004 was $205,000. Mr. Twiddy’s compensation pursuant to the contract for 2004 has been established by the Compensation Committee at $150,000. Mr. Holmes’ compensation pursuant to the contract for 2004 has been established by the Compensation Committee at $140,000. Under the Agreements, each officer also is entitled to all fringe benefits that are generally provided by the Bank for its employees.

     Change of control provisions. The Agreements provide for certain payments to each officer upon any change of “control” of the Bank. “Control” is defined, under the Agreements, to mean any of the following events:

(i) After the effective date of the Agreements, any “person” (as such term is defined in Section 7(j)(8)(A) of the Change in Bank Control Act of 1978), directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing twenty-five percent (25%) or more of any class of voting securities of the Bank, or acquires control of, in any manner, the election of a majority of the directors of the Bank; or

(ii) The Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Bank is not the surviving corporation in such transaction; or

(iii) All or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

     Upon any such change in control, each officer has the right to terminate his employment if he determines, in his sole discretion, that within 24 months after such change in control, he has not been assigned duties, responsibilities and status commensurate with his duties prior to such change of control, his salary has been reduced below the amount he would have received under the Agreement, his benefits have been reduced or eliminated, or he has been transferred to a location which is an unreasonable distance from his then current principal work location.

     Upon his termination of employment upon a change in control, whether voluntary or involuntary, the Bank has agreed to pay each officer an amount equal to 2.99 times his “base amount” as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). This compensation is payable, at each officer’s option, either by lump sum or in 36 equal monthly installments. The Bank has the right, under the Agreements, to reduce any such payments as necessary under the Code to avoid the imposition of excise taxes on each officer or the disallowance of a deduction to the Bank.

Company Transactions with Directors and Officers

     The Company’s principal subsidiary, the Bank, expects to have transactions in the ordinary course of its business with the Company’s directors, principal officers and their associates. All transactions with directors, principal officers and their associates are made in the ordinary course of the Bank’s business, on substantially the same terms, including (in the case of loans) interest rates, collateral and repayment terms, as those prevailing at the same time for other comparable transactions, and do not involve more than normal risks of collectibility or present other unfavorable features.

Reports of Changes in Beneficial Ownership

     Directors and principal officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Shares. To the Company’s knowledge, all such required reports were timely filed except Director Brumsey, who filed one transaction late.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

     The Company’s independent certified public accountant for the year ended December 31, 2003, was Dixon Hughes PLLC (“Dixon Hughes”), which has also been retained by the Audit Committee as the Company’s independent certified accountant for the year ended December 31, 2004. Representatives of Dixon Hughes will be present at the Annual Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

     Audit fees. Audit fees include fees billed to the Company by Dixon Hughes in connection with the annual audit of the Company’s financial statements, reviews of the Company’s interim financial statements, and report production assistance related to these financial statements. The aggregate fees billed or expected to be billed to the Company by Dixon Hughes for audit services rendered to the Company for the fiscal years ended December 31, 2002 and 2003 were $55,658 and $65,963, respectively.

     Audit-Related fees. Audit related services include attest services to verify collateral for Federal Home Loan Bank advances, and various accounting consultations. The aggregate fees billed to the Company by Dixon Hughes for audit-related services for the fiscal years ended December 31, 2002 and 2003 were $8,725 and $8,744, respectively.

     Tax fees. Tax fees include corporate tax compliance, as well as counsel and advisory services. The aggregate fees billed to the Company by Dixon Hughes for tax related services for the fiscal years ended December 31, 2002 and 2003 were $7,852 and $7,097, respectively.

     All other fees. The aggregate fees billed to the Company by Dixon Hughes for all other services rendered to the Company (primarily network security analysis) for the fiscal year ended December 31, 2002 were $2,500. There were no additional fees billed to the Company by Dixon Hughes during the fiscal year ended December 31, 2003.

     In accordance with it Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged.

ANNUAL REPORT

     In accordance with the regulations of the Securities and Exchange Commission, the Company’s 2003 Annual Report on Form 10-KSB for the year ended December 31, 2003, including the consolidated financial statements and schedules, accompanies this Proxy Statement. No part of the 2003 Annual Report shall be regarded as proxy-soliciting materials or as a communication by means of which any solicitation is being or is to be made. The Company will furnish any exhibit to the Form 10-KSB upon payment of the cost of copying the exhibit, upon written request to: Mark A. Holmes, Senior Executive Vice President, Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     How to submit proposals for possible inclusion in the 2005 proxy materials: For shareholder proposals to be considered for inclusion in the proxy materials for the Company’s 2005 Annual Meeting, any such proposals must be received at the Company’s principal office (currently: Gateway Financial Holdings, Inc., 1145 North Road Street, Elizabeth City, North Carolina 27909) not later than December 3, 2004. In order for a proposal to be included in the Company’s proxy material for an annual meeting, the person submitting the proposal must own, beneficially or of record, the lesser of 1% or $2,000 in market value of the Shares entitled to be voted on that proposal at the annual meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the annual meeting. Also, the proposal must comply with certain other eligibility and procedural requirements established under the Securities and Exchange Act or related SEC regulations. The Board will review any shareholder proposal received by that date to determine whether it meets these criteria. Please submit any proposal by certified mail, return receipt requested.

     Shareholder proposals after December 3, 2004: Proposals submitted after December 3, 2004 will not be included in the proxy materials for the 2005 Annual Meeting. Any such proposals received by February 16, 2005, may be considered at the 2005 Annual Meeting as other business. Management proxies shall have discretionary authority to vote on those proposals at the 2005 Annual Meeting. If notice of the proposal is not received by February 16, 2005, such notice will be considered untimely.

     Nominations of directors: The nomination of any person for election to the Board may be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been delivered to the Company’s Secretary at the principal office of the Company not less than seven days nor more than 60 days prior to the date of the annual meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, the beneficial owner, if any, on whose behalf the nomination is made, and of the person or persons to be nominated; (b) the class and number of shares of stock of the Company which are owned beneficially and of record by such shareholder and such beneficial owner, and a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) all other information regarding each nominee proposed by such shareholder as would be required to be included in proxy statement for the meeting if the nominee had been nominated by the Board; and (e) the written consent of each nominee to serve as director of the Company if so elected. Recommendations and nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the shareholders’ meeting, and upon his instruction, the voting inspectors may disregard all votes cast for each such nominee.

OTHER MATTERS

     Management knows of no other matters which will be brought before this meeting, but if any such matter is properly presented at the meeting or any adjournment thereof, the persons named in the enclosed form of appointment of proxy will vote in accordance with their best judgement.

By order of the Board of Directors,

D. Ben Berry Chairman, President and Chief Executive Officer

Revocable Proxy

GATEWAY FINANCIAL HOLDINGS, INC.
1145 North Road Street, Elizabeth City, NC 27909

Appointment of Proxy
solicited on behalf of the Board of Directors
of Gateway Financial Holdings, Inc.
for the Annual Meeting to be held May 17, 2004

     HOW TO COMPLETE THIS APPOINTMENT OF PROXY. The shares represented by this Appointment of Proxy will be voted as you direct below.

•	If you wish to vote in accordance with the recommendations of the Board of Directors, you need only sign below without marking any boxes.

•	If you wish to vote another way, mark the appropriate box, and in election of directors, cross out the name of any nominee(s) for whom you do not wish to vote.

•	If you do not mark any boxes, the Proxies (named below) will vote the shares represented by this Appointment of Proxy FOR ALL director nominees listed below.

     To ensure that a quorum is present at the Annual Meeting. Because business can be transacted at the Annual Meeting only if a quorum is present, it is important that you sign and return this Appointment of Proxy even if you plan to attend the meeting. Then, if you wish to vote differently, revoke the Appointment of Proxy by following the instructions below.

     How to revoke this Appointment of Proxy. You may revoke this Appointment of Proxy any time before it is exercised by the Proxies. To do so, you may either (1) file an Appointment dated at a later time with the Secretary, or (2) attend the meeting and tell the Secretary that you wish to vote in person.

     How to sign and return this Appointment of Proxy. Whether or not you plan to attend the Annual Meeting, please sign below exactly as your name appears on the stock certificate, and fill in the date. If there are joint owners, each must sign personally. Trustees and others signing in a representative capacity should indicate below the capacity in which they sign. Then return this Appointment of Proxy in the enclosed envelope. No postage is necessary if you mail it in the United States.

     Board recommendation. The Board of Directors recommends a vote FOR election of the director nominees listed below.

     APPOINTMENT OF PROXY: The undersigned shareholder of Gateway Financial Holdings, Inc., a North Carolina corporation (the “Company”), hereby appoints David R. Twiddy and Mark A. Holmes, or either of them (the “Proxies”), as proxies with full power of substitution to act and vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 17, 2004, at 2:00 p.m. local time, at the Founders Inn, 5641 Indian River Road, Virginia Beach, Virginia, or at any adjournment thereof, as fully as the undersigned would be entitled to act and vote if personally present, in the election of directors, and in their discretion on such other matters as may properly be brought before the meeting or any adjournment thereof. If only one such Proxy be present and acting as such at the meeting or any adjournment, that one shall have all the powers hereby conferred.

— Please complete and sign on the other side —

— Continued from the reverse side —

     The undersigned hereby revokes all appointments of proxy previously given to vote at said meeting or any adjournments thereof.

1.	ELECTION OF DIRECTORS: Instructions: To vote for some nominees but not others, cross out the name(s) of those for whom you do NOT wish to vote.

Four directors to serve three-year terms expiring at the Annual Meeting in 2007.

William Brumsey, III	James H. Ferebee, Jr.

Frances Morrisette Norrell	Ollin B. Sykes

☐	FOR all nominees listed above (except as crossed out).

☐	WITHHOLD authority to vote for all nominees listed above.

2.	OTHER BUSINESS:

The Proxies vote in their discretion on any other business properly presented.

Signature of shareholder

Signature of shareholder

Date: _____________________________, 2004